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                                   SUPPLEMENT
                         DATED NOVEMBER 13, 2008 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                            EACH DATED MARCH 1, 2008
                CLASS R3, CLASS R4 AND CLASS R5 SHARES PROSPECTUS
                             DATED OCTOBER 31, 2008
               FOR THE HARTFORD MUTUAL FUNDS (THE "PROSPECTUSES")


Effective immediately, the Prospectuses are revised as follows:

THE HARTFORD SELECT SMALLCAP VALUE FUND

In the section entitled "Management of the Funds", under the subsection entitled "The Investment Sub-Advisers," with respect to The Hartford Select SmallCap Value Fund, the following is hereby added to the paragraph concerning Metropolitan West Capital Management, LLC ("MetWest Capital"):

Wachovia Corporation ("Wachovia") holds a majority interest in MetWest Capital. On October 3, 2008, Wells Fargo & Company ("Wells Fargo") agreed to acquire Wachovia. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. On November 6, 2008, the Board of Directors (the "Board") approved a new sub-advisory agreement with MetWest Capital. This agreement supersedes an interim sub-advisory agreement with MetWest Capital, approved by the Board on October 20, 2008, which became effective upon the issuance of the preferred shares. This transaction is not expected to affect the day-to-day management of the Select SmallCap Value Fund.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.





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                                   SUPPLEMENT
                         DATED NOVEMBER 13, 2008 TO THE
            COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                             DATED OCTOBER 31, 2008
                          FOR THE HARTFORD MUTUAL FUNDS


Effective immediately, the SAI is revised as follows:

THE HARTFORD SELECT SMALLCAP VALUE FUND

In the section entitled "Investment Management Arrangements," on page 107, the following is hereby added to the paragraph concerning Metropolitan West Capital Management, LLC ("MetWest Capital"):

Wachovia Corporation ("Wachovia") holds a majority interest in MetWest Capital. On October 3, 2008, Wells Fargo & Company ("Wells Fargo") agreed to acquire Wachovia. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. On November 6, 2008, the Board of Directors (the "Board") approved a new sub-advisory agreement with MetWest Capital. This agreement supersedes an interim sub-advisory agreement with MetWest Capital, approved by the Board on October 20, 2008, which became effective upon the issuance of the preferred shares. This transaction is not expected to affect the day-to-day management of the Select SmallCap Value Fund.


     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.